SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2009

Grid Petroleum Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-143597	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Cove Park Road NE, Calgary, AB	T3K 5XB
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  612-604-4914

Sunberta Resources, Inc. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2009, we filed an Amendment to our Articles of Incorporation with the Nevada Secretary of State in order to change our name to “Grid Petroleum Corp.”

A copy of the Amendment to our Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

In connection with this name change, we have the following new CUSIP number:  39808Q 104.  We have submitted the required information to FINRA and expect a new trading symbol in the coming weeks.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunberta Resources, Inc.

/s/Kelly Sundberg
Kelly Sundberg
President, Principal Executive Officer, Principal Financial Officer
Date: November 23, 2009

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